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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                 October 4, 2000
                                 ---------------

                                  U.S. Bancorp
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                        ---------------------------------
                 (State or Other Jurisdiction of Incorporation)



          001-6880                                    41-0255900
---------------------------------        -------------------------------------
    Commission File Number                 (IRS Employer Identification No.)



U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota                                  55402-4302
-----------------------------------------   ----------------------------------
(Address of Principal Executive Offices)                (Zip Code)




                                 (612) 973-1111
                        ----------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
                        ----------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

       On October 4, 2000, U.S. Bancorp, a Delaware corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 3, 2000, between the Company and Firstar Corporation, a Wisconsin corporation ("Firstar"). In connection with the Merger Agreement, U.S. Bancorp and Firstar have each granted the other a customary option to purchase 19.9% of its outstanding common stock under limited circumstances. Simultaneously, on October 4, 2000, the Company held a presentation for investors and analysts regarding the merger.

       The press release jointly issued by the Company and Firstar announcing the merger is included as Exhibit 99.1, and the investor presentation materials are included as Exhibit 99.2. Both the press release and the presentation materials contain forward-looking statements regarding each of the Company, Firstar and the combined company following the merger, and each contains a cautionary statement regarding factors that could cause actual results to differ materially from the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

     (c) Exhibits:


          99.1 Joint Press Release, dated October 4, 2000, announcing the execution of the Agreement and Plan of Merger between U.S. Bancorp and Firstar Corporation.

          99.2     Investor Presentation Materials.


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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       U.S. BANCORP

                                 By:      /S/ James L. Chosy
                                       -------------------------------
                                       Name:  James L. Chosy
                                       Title: Vice President, Associate
                                          General Counsel and Secretary



Date:  October 4, 2000

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                                INDEX OF EXHIBITS

     Exhibit No.                                  Exhibit
     ----------                                   -------

       99.1                    Joint Press Release, dated October 4, 2000, announcing the execution of the Agreement and Plan of Merger between U.S.
                               Bancorp and Firstar Corporation.

       99.2                    Investor Presentation Materials.




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